UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

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Check the appropriate box:

[   ]     Preliminary Proxy Statement

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[X]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to §240.14a-12

Community Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[   ]     Fee computed on table below per Exchange Act Rules 1 4a-6(i)(4) and 0-11.

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Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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COMMUNITY FINANCIAL CORPORATION

June 27, 2003

Dear Fellow Stockholder:

            On behalf of the Board of Directors and management of Community Financial Corporation, we cordially invite you to attend the annual meeting of Community Financial Corporation stockholders. The meeting will be held at 6:30 p.m., local time, on July 30, 2003, at our executive offices located at 38 North Central Avenue, Staunton, Virginia 24401. The annual meeting will include management's report to you on our fiscal year 2003 financial and operating performance.

            The matters expected to be acted upon at the meeting are described in the accompanying notice of annual meeting of stockholders and proxy statement. An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process.

            Whether or not you plan to attend the annual meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save Community Financial additional solicitation expenses and will ensure that your shares are represented at the annual meeting.

            On behalf of your Board of Directors and management, I want to thank you for your attention to this important matter and express my appreciation for your confidence and support.

Very truly yours, James R. Cooke, Jr., D.D.S. Chairman of the Board

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COMMUNITY FINANCIAL CORPORATION
38 North Central Avenue
Staunton, Virginia 24401
(540) 886-0796

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on July 30, 2003

            NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Community Financial Corporation will be held at our executive offices located at 38 North Central Avenue, Staunton, Virginia 24401, on July 30, 2003, at 6:30 p.m., local time.

            At the annual meeting, stockholders of Community Financial will be asked to consider and vote on the following proposal:

    Election of three directors, each for a term of three years; and
    Approval of the Community Financial Corporation 2003 Stock Option and Incentive Plan.

            Stockholders also will transact any other business that may properly come before the annual meeting and any adjournments thereof. As of the date of this proxy statement, we are not aware of any other business to come before the annual meeting. Your Board of Directors recommends that you vote "FOR" each of the director nominees identified in the attached proxy statement and "FOR" the proposal to approve the Community Financial Corporation 2003 Stock Option and Incentive Plan.

            The Board of Directors has fixed the close of business on June 2, 2003, as the record date for the annual meeting. This means that stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof.

            The annual report to stockholders, which is not a part of the proxy soliciting materials, accompanies this notice of annual meeting of stockholders, proxy statement and form of proxy, which is first being mailed to stockholders on or about June 27, 2003.

            To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

            Thank you for your continued interest and support.

By Order of the Board of Directors /s/ Ramona W. Savidge Ramona W. Savidge Corporate Secretary

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Community Financial Corporation
38 North Central Avenue
Staunton, Virginia 24401
(540) 886-0796

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To be held on July 30, 2003

INTRODUCTION

            The Community Financial Corporation Board of Directors is using this proxy statement to solicit proxies from the holders of common stock of Community Financial Corporation for use at Community Financial Corporation's annual meeting of stockholders and any adjournments thereof. The notice of annual meeting of stockholders, this proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about June 27, 2003. References to "Community Financial," "we," "us" and "our" refer to Community Financial Corporation. In addition, certain of the information in this proxy statement relates to Community Bank, a wholly-owned subsidiary of Community Financial.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

            Our annual meeting will be held as follows:

    Date:   July 30, 2003
    Time:  6:30 p.m., local time
    Place: Executive Offices of Community Financial
                38 North Central Avenue
                Staunton, Virginia 24401

Matters to Be Considered at the Annual Meeting

            At the annual meeting, stockholders of Community Financial are being asked to consider and vote upon the:

  1. election of three directors, each for a term of three years; and

  2. approval of the Community Financial Corporation 2003 Stock Option and Incentive Plan.

            The stockholders also will transact any other business that may properly come before the annual meeting and any adjournments thereof. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

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Who is Entitled to Vote?

            The Board of Directors has fixed the close of business on June 2, 2003, as the record date for the annual meeting. Only stockholders of record of Community Financial common stock on that date are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof. Each stockholder of record on June 2, 2003, will be entitled to one vote for each share of Community Financial common stock held. On June 2, 2003, there were 2,074,347 shares of Community Financial common stock issued and outstanding and entitled to vote at the annual meeting.

What If My Shares Are Held in "Street Name" by a Broker, Bank or other Nominee?

            If you are the beneficial owner of shares held in "street name" by a broker, bank, or other nominee, your nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, your nominee may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items, pursuant to current industry practice. The election of directors is considered a "discretionary" item. The proposal to approve the Community Financial Corporation 2003 Stock Option and Incentive Plan is also considered a "discretionary" item since the number of shares subject to options being requested under the plan is less then 5% of the total amount of outstanding common stock of Community Financial.

            How Will My Shares of Common Stock Held in Community Financial's Employee Stock Ownership and 401(k) Profit Sharing Plan Be Voted?

            We maintain an Employee Stock Ownership and 401(k) Profit Sharing Plan which owns approximately 3.9% of Community Financial's common stock. Employees of Community Bank participate in the Employee Stock Ownership and 401(k) Profit Sharing Plan. Each plan participant instructs the trustee of the plan how to vote the shares of Community Financial common stock allocated to his or her account under the plan. If a plan participant properly executes the voting instruction card distributed by the plan trustee, the plan trustee will vote such participant's shares in accordance with his or her instructions. Where properly executed voting instruction cards are returned to the plan trustee with no specific instructions as how to vote at the annual meeting or if the plan participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock allocated to his or her Employee Stock Ownership and 401(k) Profit Sharing Plan account, then in each case the plan trustee will vote those shares "FOR" each of management's director nominees and "FOR" the proposal to approve the Community Financial Corporation 2003 Stock Option and Incentive Plan.

How Many Shares Must Be Present to Hold the Meeting?

            A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Community Financial common stock outstanding on the record date will constitute a quorum. Broker "non-votes" will be included in determining the presence of a quorum at the annual meeting but are not considered present for purposes of voting on the non-discretionary items. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner or the nominee, despite having discretionary voting power with respect to a particular item, has not received instructions from the beneficial owner and has chosen not to vote on that item.

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What If a Quorum Is Not Present at the Meeting?

            If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required for the Election of Directors

            Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Community Financial common stock. This means that the three director nominees with the most affirmative votes will be elected to fill the available seats. With respect to the election of directors, shareholders may vote either "for" or "withheld." Checking the box "withheld" on the proxy card is the equivalent of abstaining from voting on the election of directors and will have no effect on the vote for the election of directors.

            If a director nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority to vote for the election of directors on your proxy card.

            Your Board of Directors unanimously recommends that you vote "FOR" election of each of management's director nominees.

Vote Required to Approve the Community Financial Corporation 2003 Stock Option and Incentive Plan

            Approval of the Community Financial Corporation 2003 Stock Option and Incentive Plan requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by shareholders of Community Financial common stock. Shareholders may vote "for" or "against" the proposal or may "abstain" from voting. In cases where a shareholder abstains from voting on the proposal (which is different from not voting at all), those shares will be included in the vote total and, therefore, will have the same effect as a vote against the proposal. Broker "non-votes" will not be counted in determining the number of shares necessary for approval of the proposal and will, therefore, reduce the absolute number, but not the percentage, of affirmative votes required for approval of the proposal.

            Your Board of Directors unanimously recommends that you vote "FOR" the proposal to approve the Community Financial Corporation 2003 Stock Option and Incentive Plan.

How to Vote at the Annual Meeting

            You may vote in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting. See "How to Revoke Your Proxy" below.

            Voting instructions are included on your proxy card. If you properly give your proxy and submit it to us in time to vote, the persons named as your proxy will vote your shares as you have directed. If you submit your proxy but do not make a specific choice as to how to vote, your proxy will be voted in accordance with the Community Financial Board's recommendation "FOR" the election of each director

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nominee and "FOR" the proposal to approve the Community Financial Corporation 2003 Stock Option and Incentive Plan.

            The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the annual meeting in accordance with their best judgment. As of the date of this proxy statement, we are not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement and the notice of annual meeting of stockholders accompanying the proxy statement.

            You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote. Please sign and return each proxy card you receive.

How to Revoke Your Proxy

            If you are the shareholder of record, you may revoke your proxy before it is voted by:

    submitting a new proxy with a later date,

    notifying the Corporate Secretary of Community Financial in writing before the annual meeting that you have revoked your proxy, or voting in person at the annual meeting.

            If you have instructed a broker, bank or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.

            If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a proxy from the nominee and a letter indicating that you were the beneficial owner of Community Financial common stock on June 2, 2003, the record date for voting at the annual meeting.

Proxy Solicitation Costs

            Community Financial will pay the costs of soliciting proxies. Community Financial will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Community Financial common stock. In addition to solicitation by mail, directors, officers and employees of Community Financial may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

STOCK OWNERSHIP OF COMMUNITY FINANCIAL CORPORATION
COMMON STOCK

Stock Ownership of Directors and Executive Officers

            The following table presents information regarding the beneficial ownership of Community Financial common stock as of March 31, 2003, by:

    each director and director nominee of Community Financial;

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    each named executive officer of Community Financial set forth in the "Summary Compensation Table" herein; and

    all of the executive officers and directors of Community Financial as a group.

No persons or entities (or group of affiliated persons or entities) are known by management to beneficially own more than five percent of the outstanding common stock of Community Financial.

            The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each person named in the table, except where otherwise indicated, is the same address as Community Financial. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Community Financial.

            Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after March 31, 2003 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of March 31, 2003, there were 2,064,347 shares of Community Financial common stock outstanding.

	Amount and Nature of Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares Beneficially Owned (1)(2)(3)	Percent of Class
P. Douglas Richard, President and Chief Executive Officer and Director	39,349	1.87%
James R. Cooke, Jr., D.D.S., Chairman of the Board and Director(4)	40,568	1.96%
Jane C. Hickok, Vice Chairman of the Board and Director	86,521	4.18%
Charles F. Andersen, M.D., Director Nominee	45,340	2.19%
Charles W. Fairchilds, Director Nominee	8,910	*
Dale C. Smith, Director(5)	44,050	2.13%
Morgan N. Trimyer, Jr., Director	3,450	*
R. Jerry Giles, Senior Vice President and Chief Financial Officer	36,773	1.77%
Chris P. Kyriakides, Senior Vice President/Regional President	22,931	1.10%
Norman C. Smiley, III, Senior Vice President	17,408	*
Benny N. Werner, Senior Vice President	21,272	1.02%
All directors and executive officers of Community Financial as a group (11 persons)	366,572	16.55%

______________________

(1)	Includes shares of Community Financial common stock held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares of common stock the group member may be deemed to have sole or shared voting and/or investment powers.

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(2)	Includes shares of common stock as to which the named individual has the right to acquire beneficial ownership, currently or within 60 days after March 31, 2003, pursuant to the exercise of stock options, as follows: Mr. Richard, 35,000 shares; Dr. Cooke, 8,000 shares; Mrs. Hickok, 8,000 shares; Dr. Andersen, 7,000 shares; Mr. Fairchilds, 8,000 shares; Mr. Smith, 6,500 shares; Mr. Trimyer, 2,500 shares; Mr. Giles, 19,000 shares; Mr. Kyriakides, 21,000 shares; Mr. Smiley, 16,000 shares; Mr. Werner, 20,000 shares; and all directors and executive officers as a group, 151,000 shares.
(3)	Includes shares of common stock held by the KSOP that have been allocated to accounts of the following individuals: Mr. Richard, 1,984 shares; Mr. Giles, 1,823 shares; Mr. Kyriakides, 831 shares; Mr. Smiley, 1,208 shares; Mr. Werner, 1,072 shares; and all directors and executive officers as a group, 6,918 shares. Pursuant to the terms of the KSOP, each individual has the right to direct the voting of the shares of common stock allocated to his account.
(4)	As part of a Separation and Settlement Agreement dated March 16, 2000 (the "Agreement"), and finalized May 5, 2000, Dr. Cooke received an irrevocable proxy to vote 50,000 shares of Community Financial common stock. Thus, Dr. Cooke may be deemed to have sole voting power, but no investment power with respect to the 50,000 shares of Community Financial common stock covered by the irrevocable proxy.
(5)	Includes 5,000 shares of common stock held by Mr. Smith's spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

            Section 16(a) of the Securities Exchange Act of 1934 requires Community Financial's directors and executive officers, and persons who own more than 10% of Community Financial's common stock to report their initial ownership of Community Financial's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and Community Financial is required to disclose in this proxy statement any late filings or failures to file.

            Community Financial believes, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended March 31, 2003, that all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with except for a late Form 4 reporting the grant of a stock option by Community Financial on March 17, 2003 to each of Messrs. Richard, Giles, Kyriakides, Smiley and Werner. A Form 4 reporting the stock option grant to each of the named executive officers was filed on April 10, 2003.

ELECTION OF DIRECTORS

            Our Board of Directors consists of seven members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.

            The table below sets forth information regarding our Board of Directors, including their age, position with Community Financial and term of office. The "Director Since" column includes service on the Board of Directors of Community Bank as well as service on Community Financial's Board of Directors.

            The Board of Directors selects nominees for election as directors. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

            Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of management's director nominees.

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Name	Age	Position(s) Held	Director Since	Term Currently Expires
Director Nominees for Terms to Expire at the 2006 Annual Meeting
James R. Cooke, Jr., D.D.S.	65	Chairman of the Board	1984	2003
Morgan N. Trimyer, Jr.	60	Director	2000	2003
P. Douglas Richard	59	President and Chief Executive Officer	2000	2003
Continuing Directors
Jane C. Hickok	66	Vice Chairman of the Board	1983	2004
Dale C. Smith	64	Director	1980	2004
Charles F. Andersen, MD	61	Director	1990	2005
Charles W. Fairchilds	55	Director	1996	2005

            Set forth below is the principal occupation of each director and director nominee of Community Financial. All directors and nominees have held their present positions for at least five years, unless otherwise indicated.

            James R. Cooke, Jr., D.D.S. Dr. Cooke has been a practicing dentist in Staunton, Virginia since 1965.

            P. Douglas Richard. Mr. Richard was appointed the Acting President and Chief Executive Officer of Community Financial and Community Bank on January 12, 2000, and became the President and Chief Executive Officer of Community Financial and Community Bank on April 26, 2000. He was appointed to the Board of Directors of Community Financial on April 26, 2000. From January 1, 1997, to January 12, 2000, Mr. Richard was a Senior Vice President of Community Bank. From December 1993 to January 1996, he was President and Chief Executive Officer of Seaboard Bancorp.

            Morgan N. Trimyer, Jr. In January 2001, Mr. Trimyer joined Bankers Insurance, LLC., an insurance company located in Richmond, Virginia, as a Vice President and the Director of Marketing. Mr. Trimyer served as Vice President and Partner of Welton, Duke & Hawks, Inc., an insurance company headquartered in Portsmouth, Virginia from 1984 until January 2001. He was also Vice President of Valley Insurance Agency, Inc. located in Lexington, Virginia.

            Jane C. Hickok. Mrs. Hickok was elected Vice Chairman of the Board in October 1994 and Secretary of Community Financial in October 1998. She retired as President and Chief Executive Officer of Community Bank in October 1994 after serving since 1984. Mrs. Hickok also retired as President and Chief Executive Officer of Community Financial in January 1995, but continues to serve as a director of Community Financial and Community Bank. Mrs. Hickok was elected as a director of Community Bank in 1983 and as a director of Community Financial in 1990 when it became the holding company of Community Bank.

            Dale C. Smith. Mr. Smith was the General Manager and Chief Executive Officer of Augusta Cooperative Farm Bureau, a farm supply and retail store, for thirty-nine years until his retirement September 1, 2002.

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            Charles F. Andersen, M.D. Dr. Andersen is an orthopedic surgeon in private practice in Waynesboro, Virginia.

            Charles W. Fairchilds. Mr. Fairchilds has been the President of Allied Ready Mix Co., a concrete company located in Waynesboro, Virginia since 1987.

MEETINGS AND COMMITTEES

Meetings

            Meetings of the Board of Directors of Community Financial are generally held on a monthly basis. Meetings of the Board of Directors of Community Bank, Community Financial's wholly-owned operating subsidiary, also are generally held once per month. The Community Financial Board of Directors conducted 12 regular meetings and ten special meetings during fiscal 2003. The Board of Directors of Community Bank conducted 12 regular meetings and ten special meetings during fiscal 2003. Each director attended at least 75% of (i) Community Financial's Board meetings and any committees on which he or she served and (ii) Community Bank's Board meetings and any committees on which he or she served.

Committees

            The Board of Directors of Community Financial has three standing committees: the Audit Committee, the Executive and Long-Range Planning Committee, and the Stock Option Committee. The Community Financial Board of Directors does not have a standing nominating committee; rather, the entire Board of Directors is responsible for this function.

            The Audit Committee of Community Financial operates under a written charter adopted by the full Board of Directors. Directors Cooke, Hickok (Chairperson), Smith and Fairchilds currently serve on the Audit Committee. As of the date of this proxy statement, each Audit Committee member was an "independent director" as defined in the National Association of Securities' Dealers listing standards.

            The functions of the Audit Committee are as follows:

    review significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

    select and evaluate the independent auditors;

    monitor the design and maintenance of Community Financial's system of disclosure controls and internal accounting controls;

    oversee the entire audit function, both internal and with the independent accountants.

            The Audit Committee met three times during fiscal 2003.

            The Executive and Long-Range Planning Committee is responsible for formulating future plans and discussing the objectives and corporate goals of Community Financial. Directors Andersen, Cooke, Fairchilds and Hickok currently serve on this committee. This committee did not meet during fiscal 2003.

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            The Stock Option Committee is responsible for administering Community Financial's Stock Option and Incentive Plan. Directors Cooke and Smith serve on this committee which met once during fiscal 2003.

            Community Financial has not paid any compensation to its officers or directors since its formation. Accordingly, all compensation matters are addressed by Community Bank's Compensation and Benefits Committee, in consultation with Community Bank's Board of Directors. The Compensation and Benefits Committee is responsible for:

    reviewing our compensation policies, and establishing the ranges of compensation paid to officers and employees;

    determining salaries to be paid to our officers and employees, based on recommendations from supervisors, including the President and Chief Executive Officer, who yearly evaluate the officers and employees they supervise. Based on that evaluation, the supervisors make a recommendation to the President and Chief Executive Officer of Community Bank on the amount of salary and bonus to be paid. The President and Chief Executive Officer of Community Bank either adopts the recommendation or modifies the supervisor's recommendation. Finally, the recommendation is presented to the Board of Directors for their review. The Board determines whether to ratify, modify or reject the recommendation; and

    overseeing the administration of our employee benefit plans covering employees generally.

            Directors Richard, Cooke, Hickok (Chairperson), Smith and Fairchilds serve on this committee. The Compensation and Benefits Committee met once during fiscal 2003.

            The entire Board of Directors selects nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the bylaws of Community Financial. Pursuant to the Company's bylaws, nominations by shareholders must be delivered in writing to the Secretary of Community Financial at least 60 days prior to the date of the annual meeting; provided, however, that in the event less than 70 days' notice of the date of the annual meeting is given or made to shareholders, such nominations by shareholders must be delivered to Community Financial no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the annual meeting was mailed or public announcement of the date of the annual meeting was first made.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

            The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Community Financial specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

            The Audit Committee of Community Financial operates under a written charter adopted by the full Board of Directors. In fulfilling its oversight responsibility of reviewing the services performed by Community Financial's independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with Community Financial's independent auditors the overall scope and plans for the audit. The Audit Committee

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met with the independent auditors to discuss the results of its audit, the evaluation of Community Financial's internal controls, and the overall quality of Community Financial's financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under the caption "Independent Accountants" below.

            Community Financial's Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

            The Audit Committee has issued the following report with respect to the audited financial statements of Community Financial for the fiscal year ended March 31, 2003.

    The Audit Committee has reviewed and discussed with Community Financial's management Community Financial's audited financial statements for the fiscal year ended March 31, 2003;

    The Audit Committee has discussed with Yount, Hyde & Barbour, PC, the independent auditors for Community Financial, those matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61;

    The Audit Committee has received the written disclosures and the letter from Yount, Hyde & Barbour, PC required by Independence Standards Board No. 1 disclosing the matters that, in the auditors' judgment, may reasonably be thought to bear on the auditors' independence from Community Financial, and has discussed with the auditors their independence from Community Financial; and

            Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the fiscal year 2003 audited financial statements be included in Community Financial's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003.

            Submitted by the Audit Committee of Community Financial's Board of Directors:

  Jane C. Hickok (Chairman)
  James R. Cooke, Jr., D.D.S.
  Charles W. Fairchilds
  Dale C. Smith

DIRECTOR COMPENSATION

            Directors are not paid for services on the Board of Directors of Community Financial. We may, if we believe it is necessary to attract or retain qualified directors or if it is otherwise beneficial to Community Financial, adopt a policy of paying directors for service on the Community Financial Board.

            Community Bank employees receive no extra pay for services as directors. Non-employee directors of Community Bank, other than the Chairman of the Board, receive a director's retainer fee of $900 per month and a meeting fee of $100 for each committee meeting attended. The Chairman of the Board receives a chairman's retainer fee of $1,800 per month. The Chairman of the Board receives no additional compensation for attending committee meetings.

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EXECUTIVE COMPENSATION

Summary Compensation Table

            The following table sets forth summary information, for the last three fiscal years, concerning compensation paid or accrued by Community Financial and its subsidiaries to each of the named executive officers for services rendered during such years.

            While the named executive officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated, the aggregate amount of these perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC.

	Annual Compensation			Long Term Compensation
				Awards
Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)

P. Douglas Richard President and Chief Executive Officer of Community Financial and Community Bank	2003	$147,000	$30,000	2,000	$5,783	(2)
	2002	135,054	15,000	4,000	5,934
	2001	119,832	10,000	11,000	3,360
Chris P. Kyriakides Senior Vice President of Community Financial and Community Bank	2003	$100,000	$20,000	1,000	$3,830	(2)
	2002	91,054	10,000	2,000	4,000
	2001	85,000	5,000	3,000	5,250
R. Jerry Giles Senior Vice President and Chief Financial Officer of Community Financial and Community Bank	2003	$90,400	$20,000	1,000	$4,325	(2)
	2002	86,100	10,000	2,000	5,338
	2001	81,833	4,100	3,000	4,595
Benny N. Werner Senior Vice President of Community Financial and Community Bank	2003	$88,000	$20,000	1,000	$4,297	(2)
	2002	83,000	10,000	2,000	5,183
	2001	78,000	3,900	3,000	4,812
Norman C. Smiley, III Senior Vice President of Community Financial and Community Bank/Chief Lending Officer of Community Bank	2003	$82,500	$20,000	1,000	$2,563	(2)
	2002	82,500	10,000	2,000	1,701
	2001	75,000	3,500	5,000	1,323
_________________________________________

(1)	Salary includes amounts deferred at the election of the named executive officer under Community Financial's Employee Stock Ownership and 401(k) Plan.
(2)	Represents payments made by the Bank during fiscal 2003 to Community Financial's Employee Stock Ownership and 401(k) Plan on behalf of the named individual.

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Option Grants in Fiscal Year 2003

            The following table shows information with respect to grants of options to the named executive officers for the fiscal year ended March 31, 2003. The options were granted under Community Financial's existing option plan.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date
P. Douglas Richard	2,000	28.5%	$14.86	3/16/13
Chris P. Kyriakides	1,000	14.3	14.86	3/16/13
R. Jerry Giles	1,000	14.3	14.86	3/16/13
Benny N. Werner	1,000	14.3	14.86	3/16/13
Norman C. Smiley, III	1,000	14.3	14.86	3/16/13

Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values

            The following table sets forth the number and value of unexercised stock options held by the named executive officers at March 31, 2003. No stock options were exercised by the named executive officers during the fiscal year ended March 31, 2003; accordingly, no dollar amounts are set forth in the table below under the "Value Realized" column, which represents the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option(s).

            The dollar amounts set forth in the table below under the "Value of Unexercised In-the-Money Options at FY-End" column represent the difference between the exercise or base price of the named executive officer's stock option(s) and the $15.50 closing price per share of Community Financial common stock, based on the closing price of Community Financial common stock as reported on the Nasdaq Stock Market as of March 31, 2003, the last trading day of the fiscal year. The amounts set forth in the column "Value of Unexercised In-the-Money Options at FY-End" have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of Community Financial common stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not yet vested. As of March 31, 2003, all of the options held by the named executive officers were vested and exercisable.

			Number of Securities Underlying Unexercised Options at FY-End (#)	Value of Unexercised In-the-Money Options at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
P. Douglas Richard	---	$---	35,000/---	$156,855/---
Chris P. Kyriakides	---	---	21,000/---	82,600/---
R. Jerry Giles	---	---	19,000/---	80,990/---
Benny N. Werner	---	---	20,000/---	56,850/---
Norman C. Smiley, III	---	---	16,000/---	62,590/---

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Employment and Change in Control Agreements with Named Executive Officers

            Community Bank currently has an employment agreement with Mr. Richard, for his services as President and Chief Executive Officer of Community Bank, and Mr. Kyriakides, as Vice President of Community Bank.

            Currently, Mr. Richard's employment agreement expires on March 31, 2005 and Mr. Kyriakides' employment agreement expires on March 31, 2005. Mr. Richard's minimum annual base salary under his agreement is $125,000, with his current base salary at $147,000 at March 31, 2003. Mr. Kyriakides' minimum annual base salary under his agreement is $91,000, with his current base salary at $100,000 at March 31, 2003. Base salary under each agreement may be increased at the sole and absolute discretion of Community Bank's Board of Directors. Messrs. Richard and Kyriakides are also entitled to participate (i) in performance-based and discretionary bonuses, if any, as are authorized and declared by the Board of Directors of Community Bank and (ii) employee benefit and welfare programs applicable to executive officers of the Company. The agreements provide for termination of the executive upon his death, for cause or in certain events specified by the Office of Thrift Supervision regulations.

            In the event Mr. Richard is terminated without cause or resigns for good reason, he will receive, as liquidated damages, the greater of (i) 1.5 times the total cash compensation paid or payable to him during the 12 full consecutive months immediately preceding the effective date of his termination of employment or (ii) the salary due to him for the remaining term of his agreement. Mr. Kyriakides, if he is terminated without cause or resigns for good reason, is entitled to receive for 12 months following the date of his termination an amount, in the aggregate, equal to his annual minimum base salary under his agreement. In addition, Community Bank also shall maintain in full force and effect for the continued benefit of each executive for 12 months following the effective date of his termination or resignation, as the case may be, at no cost to him, substantially the same health and other benefits available to him in effect immediately prior to such termination. The foregoing payments would be reduced by any cash compensation or health and other benefits actually paid to, or receivable by, Messrs. Richard and Kyriakides from another employer during the period they are receiving post-termination compensation benefits from Community Bank.

            In the event Messrs. Richard's or Kyriakides' employment is terminated in connection with or following a "change in control" (as defined in their employment agreements), then the executive will be entitled to receive a cash payment in an amount not to exceed 2.99 times his "base amount" as determined under Section 280G of the Internal Revenue Code of 1986, as amended. Accordingly, if Mr. Richard and Mr. Kyriakides were terminated as of March 31, 2003, they would have been entitled to receive a cash payment of approximately $440,000 and $299,000, respectively, pursuant to this provision.

            Community Bank has also entered into a severance agreement with each of Messrs. Giles, Smiley and Werner. These agreements were originally entered into with the executives on April 1, 2000 for a period of one year and have been extended each year since, and currently terminate on April 1, 2004. Under the severance agreements, if the executive is terminated in connection with or within 12 months following a "change in control" (as defined in their agreements), then the executive will be entitled to receive a cash payment in an amount equal to 18 months of his then current salary. Based on the foregoing, if Messrs. Giles, Smiley and Werner were terminated as of March 31, 2003, they would have been entitled to receive a cash payment of approximately $135,600, $132,000 and $123,750, respectively, pursuant to this provision.

            All of the above payments that would be made in connection with a change in control are subject to cut-back to the extent the payments would result in either the loss of a deduction to Community Bank or the imposition of a penalty tax on the executive.

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INDEPENDENT ACCOUNTANTS

General

            The Community Financial Board of Directors has renewed its arrangement with Yount, Hyde & Barbour, P.C. to be its independent auditors for the fiscal year ending March 31, 2004. Yount, Hyde & Barbour, P.C. was initially engaged on June 4, 2001, following the dismissal of the accounting firm BDO Seidman, LLP. A representative of Yount, Hyde & Barbour, P.C. is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

            On May 31, 2001, Community Financial dismissed the firm of BDO Seidman, LLP as Community Financial's independent accounting firm. The decision to select Yount, Hyde & Barbour, P.C. was recommended by the Company's Board of Directors and was based on proposals received from several accounting firms.

            On June 7, 2001, the Company filed a current report on Form 8-K with the SEC, as amended on Form 8-K/A filed with the SEC on July 5, 2001, stating that it had dismissed BDO Seidman, LLP. In the report the Company stated that the audit reports of BDO Seidman, LLP on Community Financial's financial statements for the last two fiscal years ended March 31, 2001 did not contain a qualified, adverse or disclaimed opinion and that during the two fiscal years ended March 31, 2001 and the subsequent interim period preceding the date of the notification of dismissal, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to BDO Seidman, LLP's satisfaction, would have caused them to make reference to the subject matter of such disagreement in connection with issuing their reports.

Audit Fees

            Aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of Community Financial's financial statements for fiscal 2003 and the review of the financial statements included in Community Financial's quarterly reports on Form 10-QSB for the fiscal year were $47,825.

Financial Information Systems Design and Implementation Fees

            Community Financial did not incur any fees related to financial information systems design and implementation during the fiscal year ended March 31, 2003.

All Other Fees

            The aggregate fees billed to Community Financial by Yount, Hyde & Barbour, P.C. for services other than audit during fiscal 2003 were $6,078, consisting primarily of income tax matters and a compliance audit.

            The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal year 2003 by Yount, Hyde & Barbour, P.C., the principal independent auditors, is compatible with maintaining the principal auditors' independence.

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EQUITY COMPENSATION PLAN INFORMATION TABLE

            The following table provides information as of March 31, 2003 with respect to shares of Community Financial common stock that may be issued under the Community Financial Corporation 1996 Incentive Plan, our only equity compensation plan or arrangement other than our tax-qualified plans which are not included in this table. Our 1996 Incentive Plan was previously approved by our shareholders and filed with the Securities and Exchange Commission. The table does not include any of the shares available in the Community Financial Corporation 2003 Stock Option and Incentive Plan being submitted for approval by our shareholders at the annual meeting.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	200,150	$11.73	35,400
Equity compensation plans not approved by security holders	---	---	---
PROPOSAL II - COMMUNITY FINANCIAL CORPORATION
2003 STOCK OPTION AND INCENTIVE PLAN

Purpose

            The purpose of the 2003 Stock Option and Incentive Plan, hereinafter referred to as the "2003 Option Plan," is to promote the long-term success of Community Financial and increase stockholder value by:

    attracting and retaining key employees and directors;

    encouraging directors and key employees to focus on long-range objectives; and

    further linking the interests of directors, officers and employees directly to the interests of the stockholders.

In furtherance of these objectives, our Board of Directors has adopted the 2003 Option Plan, subject to approval by the stockholders at the annual meeting. A summary of the 2003 Option Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the 2003 Option Plan, a copy of which is attached to this document as Appendix A.

Administration of the Stock Option and Incentive Plan

            The 2003 Option Plan will be administered by a committee of two or more members, each of whom must be a "non-employee director" and an "outside director," as those terms are defined in the 2003 Option Plan. We currently intend for the members of our Stock Option Committee to administer the 2003 Option Plan. This committee will:

    select persons to receive options or stock appreciation rights from among the eligible participants;

    determine the types of awards and the number of shares to be awarded to participants;

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    set the terms, conditions and provisions of the options or stock appreciation rights consistent with the terms of the 2003 Option Plan; and

    establish rules for the administration of the 2003 Option Plan.

The committee has the power to interpret the 2003 Option Plan and to make all other determinations necessary or advisable for its administration.

            In granting awards under the 2003 Option Plan, the committee will consider, among other factors, the position and years of service of the individual, and the value of the individual's services to Community Financial.

Number of Shares That May Be Awarded

            Under the 2003 Option Plan, the committee may grant awards for an aggregate of 100,000 shares of Community Financial common stock, plus (i) the number of shares of common stock repurchased by Community Financial in the open market or otherwise with an aggregate price no greater than the cash proceeds received by Community Financial from the exercise of options granted under the 2003 Option Plan; plus (ii) any shares of common stock surrendered to Community Financial in payment of the exercise price of options granted under the 2003 Option Plan. These awards may be in the form of (i) options to purchase shares of common stock and/or (ii) stock appreciation rights granting the right to receive the excess of the market value of the shares of common stock represented by the stock appreciation rights on the date exercised over the exercise price. Stock options and stock appreciation rights are sometimes collectively referred to in this proxy statement as "awards." The 2003 Option Plan also provides that no person may be granted options for more than 50,000 shares during any fiscal year.

            The shares of Community Financial common stock available under the 2003 Option Plan are subject to adjustment in the event of certain corporate reorganizations. Awards that expire or are terminated unexercised will be available again for issuance under the 2003 Option Plan. The 2003 Option Plan provides for the use of authorized but unissued shares or treasury shares. Treasury shares are previously issued and outstanding shares of Community Financial common stock which are no longer outstanding as a result of having been repurchased or otherwise reacquired by the company. We intend to fund the exercise of stock options with treasury shares to the extent available. To the extent we use authorized but unissued shares, rather than treasury shares, to fund exercise of stock options under the plan, the exercise of stock options will have the effect of diluting the holdings of persons who own our common stock.

Eligibility to Receive Awards

            The committee may grant options to directors, advisory directors, officers and employees of Community Financial and its subsidiaries. The committee will select persons to receive options among the eligible participants and determine the number of shares underlying the options to be granted. There are currently 135 individuals who are eligible to receive awards under the 2003 Option Plan.

Exercise Price of Awards

            Under the terms of the 2003 Option Plan, the committee may grant stock appreciation rights or options to purchase shares of Community Financial common stock at a price which may not be less than the fair market value of the common stock as quoted on The Nasdaq Stock Market on the date the option is granted. The closing price of Community Financial common stock as quoted on The Nasdaq Stock Market on June 6, 2003, the latest practicable date available prior to mailing this proxy statement, was $15.50.

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Exercisability of Awards and Other Terms and Conditions

            Stock Options. Generally, options under the 2003 Option Plan may not be exercised later than 15 years after the grant date. Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the 2003 Option Plan may be designated "incentive stock options." Incentive stock options may not be exercised later than ten years after the grant date. Options which are not designated and do not otherwise qualify as incentive stock options in this document are referred to as "non-qualified stock options."

            The committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price with respect to the stock option may be made. Unless otherwise determined by the committee and set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant shall remain exercisable for the lesser of (i) three years following such termination of service (three months in the case of incentive stock options) or (ii) until the expiration of the stock option by its terms. Upon termination of service for cause, all stock options not previously exercised shall immediately be forfeited.

            Depending upon the outcome of a pending review by the Financial Accounting Standards Board, stock options granted may require an expense accrual by Community Financial each quarter based on the anticipated value of the options.

            Stock Appreciation Rights. The committee may grant stock appreciation rights at any time, whether or not the participant then holds stock options. A stock appreciation right gives the recipient of the award the right to receive the excess of the market value of the shares represented by the stock appreciation rights on the date exercised over the exercise price. Stock appreciation rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a stock appreciation right, the holder will receive the amount due in cash or shares, or a combination of both, as determined by the committee. Stock appreciation rights may be related to stock options ("tandem stock appreciation rights"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

            Stock appreciation rights will require an expense accrual by Community Financial each quarter based on the anticipated value of the stock appreciation rights.

            Acceleration of Vesting Requirements. Unless otherwise determined by the committee and set forth in the written award agreement evidencing the grant of the stock option, upon the occurrence of the option recipient's death or disability, a tender or exchange offer (other than by Community Financial) or upon a change in control, the holder of any unexpired option under the 2003 Option Plan will have the right to exercise the option in whole or in part without regard to the date the option would be first exercisable.

Transferability of Awards

            An incentive stock option awarded under the 2003 Option Plan may be transferred only upon the death of the holder to whom it has been granted, by will or the laws of inheritance. An award other than an incentive stock option may be transferred during the lifetime of the holder to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the holder's immediate family or to a trust for the benefit of any member of the holder's immediate family.

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Effect of Merger on Option or Right

            Upon a merger or other business combination of Community Financial in which it is not the surviving entity, the 2003 Option Plan provides that each holder of an unexpired award will have the right, after consummation of such transaction and during the remaining term of the award, to receive upon exercise of the award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share of common stock over the exercise price of the award, multiplied by the number of shares of common stock with respect to which the award is exercised. This amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in the merger, consolidation or combination, or partly in cash and partly in one or more of the kind or kinds of property, all in the discretion of the committee.

Amendment and Termination

            The 2003 Option Plan shall continue in effect for a term of 15 years, after which no further awards may be granted under the 2003 Option Plan. The Board of Directors may at any time amend, suspend or terminate the 2003 Option Plan or any portion thereof, except to the extent stockholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Stockholder approval will generally be required with respect to an amendment to the 2003 Option Plan that will (i) increase the aggregate number of securities which may be issued under the plan, except as specifically set forth under the 2003 Option Plan, (ii) materially increase the benefits accruing to participants under the 2003 Option Plan, (iii) materially change the requirements as to eligibility for participation in the 2003 Option Plan, or (iv) change the class of persons eligible to participate in the 2003 Option Plan. No amendment, suspension or termination of the 2003 Option Plan, however, will impair the rights of any participant, without his or her consent, in any award made under the 2003 Option Plan.

Federal Income Tax Consequences

            The federal income tax consequences to Community Financial and its employees of awards under the 2003 Option Plan are complex and subject to change. The following discussion, which has been prepared by the law firm of Silver, Freedman & Taff, L.L.P., counsel to Community Financial, is only a summary of the general rules applicable to the 2003 Option Plan. Recipients of awards under the 2003 Option Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

            As discussed above, different types of options may be issued under the 2003 Option Plan. The tax consequences related to the issuance of each is discussed separately below.

            Options. As noted above, options granted under the 2003 Option Plan may be either incentive stock options or non-qualified stock options. Incentive stock options are options which are designated as such by Community Financial and which meet certain requirements under Section 422 of the Internal Revenue Code and the regulations thereunder. Any option which does not satisfy these requirements will be treated as a non-qualified stock option.

                        Incentive Stock Options. If an option granted under the 2003 Option Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and Community Financial will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and Community Financial will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition,

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as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

                        If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, Community Financial will not be entitled to a federal tax deduction.

                        If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise minus the exercise price, or (ii) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, Community Financial may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

                        The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

                        In general, there will be no federal income tax deductions allowed to Community Financial upon the grant, exercise, or termination of an incentive stock option. However, in the event an optionee sells or otherwise disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, Community Financial will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

                        Non-qualified Stock Options. Non-qualified stock options granted under the 2003 Option Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a non-qualified stock option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

                        The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a non-qualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a non-qualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

                        In general, there will be no federal income tax deduction allowed to Community Financial upon the grant or termination of a non-qualified stock option or a sale or disposition of the shares acquired upon the exercise of a non-qualified stock option. However, upon the exercise of a non-qualified stock option, Community Financial will be entitled to a deduction for federal income tax purposes equal to the

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amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

            Stock Appreciation Rights. The exercise of a stock appreciation right will result in the recognition of ordinary income by the recipient on the date of exercise in an amount of cash and/or the fair market value on that date of the shares acquired pursuant to the exercise. Community Financial will be entitled to a corresponding deduction.

Awards Under the Stock Option and Incentive Plan

            At this time, no awards have been granted under the 2003 Option Plan. Awards to eligible employees and directors are subject to the discretion of the Stock Option Committee and, therefore, are not determinable at this time.

Vote Required and Board Recommendation

            The affirmative vote of a majority of the votes cast at the meeting by the holders of shares entitled to vote is required to approve the 2003 Option Plan. The Board of Directors recommends you vote "FOR" the proposal to approve the 2003 Option Plan.

CERTAIN TRANSACTIONS

            Community Bank has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, are made in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

            All loans made by Community Bank to its directors and executive officers are subject to the Office of Thrift Supervision regulations restricting loan and other transactions with affiliated persons of Community Financial. All loans to directors and executive officers were performing in accordance with their terms at March 31, 2003.

STOCKHOLDER PROPOSALS

            In order to be eligible for inclusion in next year's proxy materials for the annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our main office located at 38 North Central Avenue, Staunton, Virginia 24401, on or before February 27, 2004. To be considered for presentation at next year's annual meeting, although not included in the proxy materials, any stockholder proposal must be received at our main office on or before May 31, 2004; provided, however, that in the event that the date of next year's annual meeting is held before July 10, 2004 or after September 28, 2004, the shareholder proposal must be received on or before the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made.

            All stockholder proposals for inclusion in Community Financial's proxy materials shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 and, as with any stockholder proposal, regardless of whether it is included in our proxy materials, Community Financial's certificate of incorporation and bylaws and Virginia law.

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ANNUAL REPORTS

            Stockholders of record on June 2, 2003, should have received a copy of our 2003 annual report to stockholders either with this proxy material or prior to its receipt. If, upon receipt of this proxy material, you have not received the annual report to stockholders, please write to the Corporate Secretary at the address below and a copy will be sent to you. The annual report does not constitute a part of the proxy solicitation material and is not incorporated herein by reference.

            In addition, a copy of Community Financial's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003, is available to each record and beneficial owner of Community Financial's common stock without charge upon written request to the Corporate Secretary, Community Financial Corporation, 38 North Central Avenue, Staunton, Virginia 24401.

OTHER MATTERS

            We are not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

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Appendix A

COMMUNITY FINANCIAL CORPORATION

2003 Stock Option and Incentive Plan

            1.        Plan Purpose.   The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Corporation and its Affiliates.

            2.        Definitions.   The following definitions are applicable to the Plan:

            "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

            "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Right, or any combination thereof, as provided in the Plan.

            "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

            "Board" -- means the board of directors of the Corporation.

            "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

            "Code" -- means the Internal Revenue Code of 1986, as amended.

            "Committee" -- means the Committee referred to in Section 3 hereof.

            "Corporation" -- means Community Financial Corporation, a Virginia-chartered corporation, and any successor thereto.

            "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

            "Market Value" -- means, as of any applicable date, the value of a Share determined as follows:

              (i)    If the Shares are listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Market Value of a Share shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the Composite Tape or other comparable reporting system for the exchange or market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

              (ii)    If the Shares are not traded on a national securities exchange but are traded on the over-the-counter market, if sales prices are not regulatory reported for the Shares for the trading day referred to in clause (i), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter

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  market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

              (iii)    In the absence of such markets for the Shares, the Market Value shall be determined in good faith by the Committee.

              "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

              "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

              "Participant" -- means any director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

              "Plan" -- means this Community Financial Corporation 2003 Stock Option and Incentive Plan.

              "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.

              "Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

              "Shares" -- means the shares of common stock of the Corporation.

              "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation and any Affiliate for purposes of any other Award.

              3.     Administration.   The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

              A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

              4.     Shares Subject to Plan.

                          (a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 100,000, plus (i) the number of Shares repurchased by the Corporation in the open market or otherwise with an aggregate price no greater than the cash proceeds

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  received by the Corporation from the exercise of Options granted under the Plan; plus (ii) any Shares surrendered to the Corporation in payment of the exercise price of Options granted under the Plan. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

                          (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 50,000 Shares, subject to adjustment as provided in Section 6.

              5.     Awards.

                          (a) Options.   The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                                      (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

                                      (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a Non-Qualified Stock Option.

                                      (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                                      (iv) Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates. No more than 100,000 Shares may be granted as Incentive Stock Options.

                                      (v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) three years following such Termination of Service or (B) until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

                          (b) Rights.   A Right shall, upon its exercise, entitle the Participant to whom such Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional Shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Right, multiplied by the number of Shares with respect to which such Right shall have been exercised. A Right may be Related to an Option or may be granted independently of

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  any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Right was exercised. Upon the exercise or termination of a Related Option, any Related Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

              6.     Adjustments Upon Changes in Capitalization.   In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided in this Plan, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

              7.     Effect of Merger on Options or Rights.   In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

              8.     Effect of Change in Control.   Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Options and Rights granted and not fully exercisable shall become exercisable in full; provided, however, that no Option or Right which has previously been exercised or otherwise terminated shall become exercisable.

              9.     Assignments and Transfers.   No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted by this Section 9, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

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              10.     Employee Rights Under the Plan.   No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

              11.     Delivery and Registration of Stock.   The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom the Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

              12.     Withholding Tax.   The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

              13.     Amendment or Termination.

                          (a) The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

                          (b) The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

              14.     Effective Date and Term of Plan.   The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 13 of this Plan.

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REVOCABLE PROXY	COMMUNITY FINANCIAL CORPORATION July 30, 2003 ANNUAL MEETING OF STOCKHOLDERS

              The undersigned hereby appoints the members of the Board of Directors of Community Financial Corporation, and the survivors of them, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Community Financial which the undersigned is entitled to vote at the annual meeting of stockholders, to be held on Wednesday, July 30, 2003, at 6:30 p.m., local time, and at any and all adjournments thereof, as follows:

    I.   The election as directors of all nominees listed below for three-year terms to expire in the year 2006 (except as marked to the contrary).

          FOR                WITHHELD                 FOR ALL EXCEPT

  Instructions: To vote for all nominees mark the box "FOR" with an "X." To withhold your vote for all nominees mark the box "WITHHELD" with an "X." To withhold your vote for an individual nominee mark the box "FOR ALL EXCEPT" with an "X" and strike a line through the nominee's name in the list below for whom you wish your vote withheld.

              JAMES R. COOKE, JR.            MORGAN N. TRIMYER, JR.            P. DOUGLAS RICHARD

  The Board of Directors recommends a vote "FOR" the listed proposal.

    II.   Approval of the Community Financial Corporation 2003 Stock Option and Incentive Plan.

          FOR                AGAINST                 ABSTAIN

  The Board of Directors recommends a vote "FOR" the listed proposal.

  This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the matters set forth above. If any other business is presented at such meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the annual meeting.

  Important! Please sign and date this card on the reverse side!

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  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of Community Financial at or before the annual meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Community Financial at or before the annual meeting; or (iii) attending the annual meeting and voting in person. Attendance at the annual meeting will not in and of itself constitute revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

              The undersigned acknowledges receipt from Community Financial, prior to the execution of this proxy, of the Notice of the Annual Meeting, a Proxy Statement dated June 27, 2003 and the Annual Report to Stockholders for the fiscal year ended March 31, 2003.

  Dated: _________________________, 2003

  SIGNATURE OF STOCKHOLDER

  SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

  PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.